ULTRA SERIES FUND

                        Supplement Dated January 17, 1997
                                       to
        Ultra Series Fund Prospectus Dated May 1, 1996 ("USF Prospectus")

1. Portfolio Manager Change. Charles R. Gibbons will resign his position as manager of the Capital Appreciation Stock Fund and Growth and Income Stock Fund (the "Funds"), and co-manager of the Balanced Fund effective January 31, 1997. The Investment Adviser employees a team approach to investment management which provides a continuity of management philosophies and strategies in cases of staff turnover. The Funds have been solely managed or co-managed by Lawrence R. Halverson for the past nine (9) years. In addition, Annette Helmer joined the Investment Adviser in 1996 with over eight (8) years of experience managing stock portfolios and is now also a co-manager of the Funds. It is not anticipated that Mr. Gibbons' resignation will negatively affect the management of these Funds. Effective January 31, 1997 the portfolio manager for the Capital Appreciation Stock and Growth and Income Stock Funds will change and the 2nd and 3rd sentences of paragraph 2 of the Section entitled "The Investment Adviser" of the USF Prospectus will be deleted and replaced with the as follows:

"Lawrence R. Halverson is also the interim primary portfolio manager of the Capital Appreciation Stock Fund and Growth and Income Stock Fund. Annette
Helmer, is co-manager of the Capital Appreciation Stock Fund, the Growth and Income Stock Fund and the Balanced Fund. She has been employed by the Investment Adviser since August, 1996."